Exhibit 99.2

APOLLO | Commercial Real Estate Finance

APOLLO COMMERCIAL REAL ESTATE FINANCE, INC.

Supplemental Financial Information Q2 2019

July 24, 2019

Information is as of June 30, 2019, except as otherwise noted.

It should not be assumed that investments made in the future will be profitable or will equal the performance of the investments in this document.

Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 19 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slide 18. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. 1Forward Looking Statements and Other Disclosures This presentation may contain forward-looking statements that are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. Forward-looking statements are subject to substantial risks and uncertainties, many of which are difficult to predict and are generally beyond management’s control. These forward-looking statements may include information about possible or assumed future results of Apollo Commercial Real Estate Finance, Inc.’s (“ARI” or the “Company”) business, financial condition, liquidity, results of operations, plans and objectives. When used in this presentation, the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may” or similar expressions, are intended to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking: ARI’s business and investment strategy; ARI’s operating results; ARI’s ability to obtain and maintain financing arrangements; and the return on equity, the yield on investments and risks associated with investing in real estate assets including changes in business conditions and the general economy. The forward-looking statements are based on management’s beliefs, assumptions and expectations of future performance, taking into account all information currently available to ARI. Forward-looking statements are not predictions of future events. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to ARI. Some of these factors are described under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” included in ARI’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018 and other filings with the Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. If a change occurs, ARI’s business, financial condition, liquidity and results of operations may vary materially from those expressed in ARI’s forward- looking statements. Any forward-looking statement speaks only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for management to predict those events or how they may affect ARI. Except as required by law, ARI is not obligated to, and does not intend to, update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation contains information regarding ARI’s financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), including Operating Earnings and Operating Earnings per share. Please refer to slide 19 for a definition of “Operating Earnings” and the reconciliation of the applicable GAAP financial measures to non-GAAP financial measures set forth on slide 18. This presentation may contain statistics and other data that in some cases has been obtained from or compiled from information made available by third-party service providers. ARI makes no representation or warranty, expressed or implied, with respect to the accuracy, reasonableness or completeness of such information. Past performance is not indicative nor a guarantee of future returns. Index performance and yield data are shown for illustrative purposes only and have limitations when used for comparison or for other purposes due to, among other matters, volatility, credit or other factors (such as number and types of securities). Indices are unmanaged, do not charge any fees or expenses, assume reinvestment of income and do not employ special investment techniques such as leveraging or short selling. No such index is indicative of the future results of any investment by ARI. 1

Q2 Highlights • Net income available to common stockholders of $56.5 million, or $0.37 per diluted share of common stock 1 • Operating Earnings , excluding the realized loss on investment, of $69.1 million, or $0.47 per diluted share of common stock Financial Results • Net interest income of $85.0 million • Book value per share of common stock of $16.30 • Common stock dividend of $0.46 per share Dividend • 9.9% annualized dividend yield based upon closing stock price on July 23, 2019 • Committed capital to $554.3 million of commercial real estate loans, $346.1 million of which was funded during the quarter • Funded $78.0 million for loans closed prior to the second quarter Loan Originations • For the first six months of 2019, committed capital to $1.0 billion of commercial real estate loans, $787.9 million of which has been funded • Total loan portfolio of $5.4 billion 2 • Weighted average remaining term of 2.9 years Loan Portfolio 3 • Weighted average unlevered all-in yield of 9.0% • 93% of loans have floating interest rates • Closed a $500.0 million seven-year senior secured Term Loan B priced at LIBOR plus 2.75% (99.5% original issue discount), and entered into an interest rate swap to fix LIBOR at 2.12%, effectively fixing our all-in coupon at 4.87% • Issued 17,250,000 shares of common stock in an underwritten public offering, which generated net proceeds of $315.2 million; ARI Capitalization used a portion of the net proceeds for the redemption of all of the outstanding 8.00% Series C Cumulative Redeemable Perpetual Preferred Stock, which had a liquidation preference of $172.5 million 4 • Total common equity market capitalization of $2.8 billion at June 30, 2019 See footnotes on page 19 2Q2 Highlights • Net income available to common stockholders of $56.5 million, or $0.37 per diluted share of common stock 1 • Operating Earnings , excluding the realized loss on investment, of $69.1 million, or $0.47 per diluted share of common stock Financial Results • Net interest income of $85.0 million • Book value per share of common stock of $16.30 • Common stock dividend of $0.46 per share Dividend • 9.9% annualized dividend yield based upon closing stock price on July 23, 2019 • Committed capital to $554.3 million of commercial real estate loans, $346.1 million of which was funded during the quarter • Funded $78.0 million for loans closed prior to the second quarter Loan Originations • For the first six months of 2019, committed capital to $1.0 billion of commercial real estate loans, $787.9 million of which has been funded • Total loan portfolio of $5.4 billion 2 • Weighted average remaining term of 2.9 years Loan Portfolio 3 • Weighted average unlevered all-in yield of 9.0% • 93% of loans have floating interest rates • Closed a $500.0 million seven-year senior secured Term Loan B priced at LIBOR plus 2.75% (99.5% original issue discount), and entered into an interest rate swap to fix LIBOR at 2.12%, effectively fixing our all-in coupon at 4.87% • Issued 17,250,000 shares of common stock in an underwritten public offering, which generated net proceeds of $315.2 million; ARI Capitalization used a portion of the net proceeds for the redemption of all of the outstanding 8.00% Series C Cumulative Redeemable Perpetual Preferred Stock, which had a liquidation preference of $172.5 million 4 • Total common equity market capitalization of $2.8 billion at June 30, 2019 See footnotes on page 19 2

Financial Summary

Income Statement						
	Three months ended			Six months ended		
($ and shares in mm, except for per share data)	6/30/2019	6/30/2018	% Change	6/30/2019	6/30/2018	% Change
Net interest income	$85.0	$70.8	20.1%	$167.8	$134.0	25.2%
Net income available to common stockholders	56.5	48.5	16.5%	117.4	91.1	28.9%
Diluted weighted average shares of common stock outstanding	174.1	124.6	39.7%	169.4	118.3	43.2%
Net income per diluted share of common stock[5]	**$0.37**	**$0.39**	**(5.1%)**	**$0.80**	**$0.78**	**2.6%**
Operating Earnings[1]	56.6	54.9	3.1%	125.0	102.9	21.5%
Diluted weighted average shares of common stock outstanding – Operating Earnings	147.4	124.6	18.3%	142.0	118.3	20.0%
Operating Earnings[1] per diluted share of common stock	**$0.38**	**$0.44**	**(13.6%)**	**$0.88**	**$0.87**	**1.1%**
Operating Earnings[1], excluding realized loss on investments	69.1	54.9	25.9%	137.5	102.9	33.6%
Operating Earnings[1], excluding realized loss on investments, per diluted share of common stock	**$0.47**	**$0.44**	**6.8%**	**$0.97**	**$0.87**	**11.5%**

Balance Sheet			
($ in mm, except for per share data)	6/30/2019	12/31/2018	% Change
Investments at Amortized Cost, net	$5,444	$4,928	10.5%
Invested Net Equity at Cost[6]	3,643	3,031	20.2%
Common Stockholders' Equity	2,502	2,168	15.4%
Preferred Stockholders' Equity (liquidation preference)	169	342	(50.6%)
Convertible Senior Notes, net	560	592	(5.4%)
Senior Secured Term Loan, net[7]	490	-	NA
Secured Debt Arrangements, net[8]	1,783	1,880	(5.2%)
Debt to Equity[9]	**1.0x**	**0.9x**	**11.1%**
Fixed Charge Coverage[10]	**2.5x**	**2.7x**	**(7.4%)**
Book Value per share of common stock[11]	**$16.30**	**$16.20**	**0.6%**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

3

Q2 Investment Activity Q2 19 Investment Summary Outstanding Portfolio (QTD) ($ in mm) Loans Closed 5 Commitments to New Loans $554 3 Weighted Average Unlevered All-in Yield - First Mortgage 4.6% 3 Weighted Average Unlevered All-in Yield - Subordinate 13.8% 12 Weighted Average Loan-to-Value (“LTV”) 58.8% 13 Add-on Fundings $78 See footnotes on page 19 4Q2 Investment Activity Q2 19 Investment Summary Outstanding Portfolio (QTD) ($ in mm) Loans Closed 5 Commitments to New Loans $554 3 Weighted Average Unlevered All-in Yield - First Mortgage 4.6% 3 Weighted Average Unlevered All-in Yield - Subordinate 13.8% 12 Weighted Average Loan-to-Value (“LTV”) 58.8% 13 Add-on Fundings $78 See footnotes on page 19 4

YTD Investment Activity YTD Investment Summary Outstanding Portfolio (YTD) ($ in mm) Loans Closed 9 Commitments to New Loans $1,003 3 Weighted Average Unlevered All-in Yield - First Mortgage 5.5% 3 Weighted Average Unlevered All-in Yield - Subordinate 12.3% 12 Weighted Average Loan-to-Value (“LTV”) 64.1% 16 Add-on Fundings $188 See footnotes on page 19 5YTD Investment Activity YTD Investment Summary Outstanding Portfolio (YTD) ($ in mm) Loans Closed 9 Commitments to New Loans $1,003 3 Weighted Average Unlevered All-in Yield - First Mortgage 5.5% 3 Weighted Average Unlevered All-in Yield - Subordinate 12.3% 12 Weighted Average Loan-to-Value (“LTV”) 64.1% 16 Add-on Fundings $188 See footnotes on page 19 5

Q2 Investment and Repayment Activity

Summary of New Investments

- €199.6 million ($226.9 million)[17] of a €391.3 million floating-rate senior mortgage loan (€171.7 million ($195.2 million)[17] of which was funded at closing) for the acquisition of an 88,438 square meter office complex in Berlin, Germany
- $159.8 million of a $619.8 floating-rate senior mortgage loan ($48.6 million of which was funded at closing) secured by a 720,000 square foot creative office and studio campus in Culver City, CA
- £58.0 million ($75.6 million)[17] of a £78.0 million floating-rate senior mortgage loan (£14.2 million ($18.4 million)[17] of which was funded at closing) for the acquisition and development of a 25-story office tower in Birmingham, U.K.
- $52.0 million floating-rate senior mortgage loan (all of which was funded at closing) secured by a recently renovated 336-key hotel located in Chicago, IL
- $40.0 million B-note ($31.8 million of which was funded at closing) secured by a 167-unit luxury condominium conversion in the Tribeca neighborhood of New York City. The B-note is senior to an $88.0 million mezzanine loan ARI provided to the property in 2016

Summary of Repayments

- $60.0 million floating-rate senior mortgage loan secured by a hotel in Miami, FL
- $14.0 million floating-rate senior mortgage loan secured by an office building in New York, NY
- $59.1 million in partial repayments, $58.6 million of which were from first mortgage loans and $0.5 million of which were from subordinate loans
- A loan secured by a multifamily property in Williston, ND was fully satisfied

See footnotes on page 19

APOLLO | Commercial Real Estate Finance
6

Commercial Real Estate Loan Portfolio Overview Loan Position at Amortized Cost Loan Position by Invested Net Equity at Amortized Cost ($ in mm) 6/30/2019 3/31/2019 Number of Loans 71 Loans 69 Loans Amortized Cost $5,444 $5,187 6 Invested Net Equity at Cost $3,643 $3,027 14 Unfunded Loan Commitments $1,192 $1,039 Weighted Average Unlevered Yield on Floating-Rate Loans L+6.7% L+6.9% 3 Weighted Average Unlevered All-in Yield on Loan Portfolio 9.0% 9.3% 2 Weighted Average Remaining Term 2.9 Years 2.9 Years See footnotes on page 19 7Commercial Real Estate Loan Portfolio Overview Loan Position at Amortized Cost Loan Position by Invested Net Equity at Amortized Cost ($ in mm) 6/30/2019 3/31/2019 Number of Loans 71 Loans 69 Loans Amortized Cost $5,444 $5,187 6 Invested Net Equity at Cost $3,643 $3,027 14 Unfunded Loan Commitments $1,192 $1,039 Weighted Average Unlevered Yield on Floating-Rate Loans L+6.7% L+6.9% 3 Weighted Average Unlevered All-in Yield on Loan Portfolio 9.0% 9.3% 2 Weighted Average Remaining Term 2.9 Years 2.9 Years See footnotes on page 19 7

Commercial Real Estate Loan Portfolio Diversification

Geographic Diversification by Amortized Cost



35%
13%
12%
12%
10%
9%
5%
2%
2%
0%
Manhattan, NY
United Kingdom
Brooklyn, NY
Other International
Mid-Atlantic
West
Midwest
Southeast
Southwest
Northeast

Property Type by Amortized Cost



24%
13%
7%
22%
11%
9%
4%
3%
3%
2%
2%
Hotel
Residential-for-sale: inventory
Urban Predevelopment
Industrial
Healthcare
Mixed Use
Residential-for-sale: construction
Office
Multifamily
Retail Center
Other 18

($ in mm)

Property Type	Manhattan, NY	Brooklyn, NY	Northeast	West	Midwest	Southeast	Southwest	Mid-Atlantic	United Kingdom	Other International	Total
Hotel	$454 / 8%	-	-	$298 / 5%	$138 / 3%	$244 / 4%	$88 / 2%	$58 / 1%	-	$42 / 1%	$1,322 / 24%
Residential-for-sale: construction	559 / 10%	78 / 1%	-	62 / 1%	-	8 / 0%	-	-	-	-	706 / 13%
Residential-for-sale: inventory	168 / 3%	-	-	-	-	-	-	21 / 0%	206 / 4%	-	395 / 7%
Office	574 / 11%	-	-	106 / 2%	239 / 4%	-	-	-	91 / 2%	193 / 4%	1,202 / 22%
Urban Predevelopment	-	147 / 3%	-	73 / 1%	-	198 / 4%	-	-	178 / 3%	-	595 / 11%
Multifamily	130 / 2%	118 / 2%	1 / 0%	60 / 1%	21 / 0%	9 / 0%	5 / 0%	-	96 / 2%	32 / 1%	473 / 9%
Industrial	-	195 / 4%	-	13 / 0%	10 / 0%	4 / 0%	3 / 0%	2 / 0%	-	-	227 / 4%
Retail Center	-	-	-	-	158 / 3%	-	-	-	-	-	158 / 3%
Healthcare	-	-	3 / 0%	30 / 1%	9 / 0%	19 / 0%	24 / 0%	10 / 0%	48 / 1%	-	143 / 3%
Other[18]	-	-	15 / 0%	54 / 1%	22 / 0%	13 / 0%	-	16 / 0%	-	-	120 / 2%
Mixed Use	-	15 / 0%	-	-	42 / 1%	7 / 0%	-	-	37 / 1%	-	101 / 2%
Total[19]	**$1,883 / 35%**	**$554 / 10%**	**$19 / 0%**	**$697 / 13%**	**$639 / 12%**	**$502 / 9%**	**$120 / 2%**	**$108 / 2%**	**$655 / 12%**	**$267 / 5%**	**$5,444 / 100%**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

8

Senior Loan Portfolio Overview

($ in mm) Property Type	Risk rating	Origination Date	Amortized Cost	Unfunded Commitments[14]	Construction Loan[20]	Fully-extended Maturity	Location
Hotel	3	9/2016	$210	-		1/2022	Manhattan, NY
Residential-for-sale: inventory	3	3/2018	206	-		3/2021	London, UK
Urban Predevelopment	3	1/2016	198	-		8/2019	Miami, FL
Industrial	3	1/2019	195	7		2/2024	Brooklyn, NY
Office	3	6/2019	194	32		11/2026	Berlin, Germany
Office	3	10/2018	182	17		10/2021	Manhattan, NY
Urban Predevelopment	3	4/2017	178	-		9/2019	London, UK
Office	2	11/2017	174	74	Y	12/2022	Manhattan, NY
Office	3	11/2017	166	-		1/2023	Chicago, IL
Retail center [21]	5	11/2014	158	-		9/2020	Cincinnati, OH
Hotel	3	4/2018	151	2		4/2023	Honolulu, HI
Urban Predevelopment	3	3/2017	147	18		12/2020	Brooklyn, NY
Hotel [22]	3	9/2015	140	-		6/2023	Manhattan, NY
Hotel	3	5/2018	139	-		6/2023	Miami, FL
Office	3	1/2018	106	82	Y	1/2022	Renton, WA
Hotel	3	3/2017	105	-		3/2022	Atlanta, GA
Office	3	10/2018	104	81	Y	10/2023	Manhattan, NY
Hotel	3	11/2018	99	-		12/2023	Vail, CO
Hotel	3	12/2017	89	-		12/2022	Manhattan, NY
Hotel	3	7/2018	87	-		8/2021	Detroit, MI
Residential-for-sale: construction	3	5/2018	78	5	Y	6/2020	Brooklyn, NY
Office	3	12/2017	75	55		3/2022	London, UK
Multifamily	3	4/2014	73	-		7/2023	Various
Urban Predevelopment	3	12/2016	73	-		12/2020	Los Angeles, CA
Residential-for-sale: construction	3	12/2018	70	107	Y	12/2023	Manhattan, NY
Multifamily	3	10/2017	67	-		11/2021	Brooklyn, NY
Office	3	3/2018	65	22		4/2023	Chicago, IL
Hotel	3	4/2018	63	-		5/2023	Scottsdale, AZ
Multifamily	3	11/2014	57	-		11/2021	Various
Residential-for-sale: inventory	3	6/2018	56	-		6/2020	Manhattan, NY
Multifamily	3	6/2018	54	-		6/2020	London, UK
Hotel	3	5/2019	52	-		6/2024	Chicago, IL
Multifamily	3	5/2016	51	1		9/2019	Brooklyn, NY
Residential-for-sale: inventory	3	5/2018	50	-		4/2021	Manhattan, NY
Other	3	4/2019	48	111	Y	9/2025	Culver City, CA
Hotel	3	12/2015	42	2		5/2024	St. Thomas, USVI
Multifamily	3	12/2017	42	-		1/2020	Manhattan, NY
Multifamily	3	10/2017	42	-		10/2022	London, UK
Residential-for-sale: construction	3	1/2018	40	40	Y	1/2023	Manhattan, NY
Hotel	3	2/2018	38	-		3/2023	Pittsburgh, PA
Residential-for-sale: inventory [21]	5	2/2014	21	-		4/2020	Bethesda, MD
Office	3	4/2019	17	56	Y	8/2022	Birmingham, UK
Residential-for-sale: construction	3	12/2018	8	94	Y	1/2024	Hallandale Beach, FL
Residential-for-sale: construction	3	3/2018	(1)	115	Y	3/2023	San Francisco, CA
Office	3	8/2018	(2)	196	Y	12/2022	London, UK
Subtotal/W.A. - Senior Loans	**3.0**		**$4,207**	**$1,117**	**15%**	**2.9 Years**	

Weighted Average Yield on Senior Loans with Floating Rate – L+5.1% - Weighted Average All-in Yield[3] on Senior Loans – 7.5%

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

9

Subordinate Loan Portfolio Overview

($ in mm) Property Type	Risk rating	Origination Date	Amortized Cost	Unfunded Commitments[14]	Construction Loan [20]	Fully-extended Maturity	Location
Residential-for-sale: construction [23]	3	6/2015	$196	-	Y	2/2021	Manhattan, NY
Office	3	1/2019	99	-		12/2025	Manhattan, NY
Healthcare	3	1/2019	95	-		1/2024	Various
Residential-for-sale: construction	3	12/2017	90	22	Y	6/2022	Manhattan, NY
Residential-for-sale: construction	3	1/2016	86	-	Y	2/2020	Manhattan, NY
Other	3	9/2017	72	-		9/2022	Various
Multifamily	3	10/2015	68	1		11/2019	Manhattan, NY
Residential-for-sale: construction	3	12/2017	63	-	Y	4/2023	Los Angeles, CA
Healthcare	2	1/2015	46	-		12/2019	Various
Residential-for-sale: construction [23]	3	11/2017	46	-	Y	2/2021	Manhattan, NY
Mixed Use	3	1/2017	42	-		2/2027	Cleveland, OH
Mixed Use	3	2/2019	37	-	Y	12/2022	London, UK
Residential-for-sale: inventory	3	10/2016	36	-		10/2020	Manhattan, NY
Industrial	2	5/2013	32	-		5/2023	Various
Residential-for-sale: construction	3	4/2019	32	8	Y	2/2020	Manhattan, NY
Residential-for-sale: inventory	3	6/2017	25	-		12/2020	Manhattan, NY
Hotel	3	6/2015	25	-		7/2025	Phoenix, AZ
Hotel	3	6/2015	20	-		12/2022	Washington, DC
Hotel	3	6/2018	20	-		6/2023	Las Vegas, NV
Multifamily	3	5/2018	20	-		5/2028	Cleveland, OH
Hotel	3	2/2015	20	-		1/2020	Burbank, CA
Mixed Use	3	12/2018	15	35	Y	12/2023	Brooklyn, NY
Hotel [22]	3	9/2015	15	9		6/2023	Manhattan, NY
Office	3	7/2013	14	-		7/2022	Manhattan, NY
Hotel	3	5/2017	8	-		6/2027	Anaheim, CA
Office	3	8/2017	8	-		9/2024	Troy, MI
Mixed Use	3	7/2012	7	-		8/2022	Chapel Hill, NC
Subtotal/W.A. - Subordinate Loans	**2.9**		**$1,237**	**$75**	**46%**	**3.0 Years**	
Total/W.A.	**3.0**		**$5,444**	**$1,192**	**22%**	**2.9 Years**	

Weighted Average Yield on Subordinate Loans with Floating Rate – L+12.2% - Weighted Average All-in Yield[3] on Subordinate Loans – 14.1%

TOTAL PORTFOLIO WEIGHTED AVERAGE:
Yield on Loans with Floating Rate – L+6.7% - All-in Yield[3] – 9.0%

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

10

Loan Portfolio Maturity Profile 24,25,26 ($ in mm) Fully Extended Loan Maturities and Estimated Future Fundings See footnotes on page 19 11Loan Portfolio Maturity Profile 24,25,26 ($ in mm) Fully Extended Loan Maturities and Estimated Future Fundings See footnotes on page 19 11

Capital Structure Overview ~$5.9 Billion Total Capitalization Capital Structure Composition Capital Structure Detail ($ in mm, except per share data) ($ in mm) $169 W.A. 27 W.A. Rate Amount $575 Credit Facilities Capacity Maturity 2 Five Jun 2022 $2,859 USD L+2.10% / $1,801 28 Counterparties GBP L+2.30% $500 Senior Secured Term Loan 29 4.87% Term Loan B May 2026 $500 $2,823 Convertible Notes 2022 Notes 4.75% Aug 2022 $345 2023 Notes 5.38% Oct 2023 230 Total Convertible Debt 5.00% $575 Total Debt $2,876 $1,801 Preferred Stock Series B Preferred 8.00% $169 Common Equity Market Capitalization Stock Price as of 6/30/2019 $18.39 Shares Outstanding (in millions) 154 4 Common Equity Market Capitalization $2,823 Total Capitalization $5,868 9 Debt to Equity Ratio : 1.0x 10 Fixed Charge Coverage : 2.5x See footnotes on page 19 12Capital Structure Overview ~$5.9 Billion Total Capitalization Capital Structure Composition Capital Structure Detail ($ in mm, except per share data) ($ in mm) $169 W.A. 27 W.A. Rate Amount $575 Credit Facilities Capacity Maturity 2 Five Jun 2022 $2,859 USD L+2.10% / $1,801 28 Counterparties GBP L+2.30% $500 Senior Secured Term Loan 29 4.87% Term Loan B May 2026 $500 $2,823 Convertible Notes 2022 Notes 4.75% Aug 2022 $345 2023 Notes 5.38% Oct 2023 230 Total Convertible Debt 5.00% $575 Total Debt $2,876 $1,801 Preferred Stock Series B Preferred 8.00% $169 Common Equity Market Capitalization Stock Price as of 6/30/2019 $18.39 Shares Outstanding (in millions) 154 4 Common Equity Market Capitalization $2,823 Total Capitalization $5,868 9 Debt to Equity Ratio : 1.0x 10 Fixed Charge Coverage : 2.5x See footnotes on page 19 12

Liquidity ($ in mm) 30 32 31 See footnotes on page 19 13Liquidity ($ in mm) 30 32 31 See footnotes on page 19 13

Interest Rate Sensitivity 24 33 Net Interest Income Sensitivity to USD LIBOR Rate Profile of Loan Portfolio See footnotes on page 19 14Interest Rate Sensitivity 24 33 Net Interest Income Sensitivity to USD LIBOR Rate Profile of Loan Portfolio See footnotes on page 19 14

FinancialsFinancials

Consolidated Balance Sheets (in thousands - except share data) June 30, 2019 December 31, 2018 Assets: Cash and cash equivalents $116,472 $109,806 Commercial mortgage loans, net (includes $3,638,419 and $3,197,900 pledged as collateral under secured debt arrangements in 2019 and 2018, respectively) 4,206,754 3,878,981 Subordinate loans, net 1,236,990 1,048,612 Other assets 40,072 33,720 Derivative assets 19,502 23,700 Loan proceeds held by servicer 4,619 1,000 Total Assets $5,624,409 $5,095,819 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $18,246 and $17,555 in 2019 and 2018, respectively) $1,783,057 $1,879,522 Convertible senior notes, net 559,619 592,000 Senior secured term loan, net (net of deferred financing costs of $7,333 and $0 in 2019 and 2018, respectively) 490,226 — Derivative liabilities 13,113 — Accounts payable, accrued expenses and other liabilities 96,736 104,746 Payable to related party 10,259 9,804 Total Liabilities 2,953,010 2,586,072 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) 68 68 Series C preferred stock, 0 and 6,900,000 shares issued and outstanding ($0 and $172,500 liquidation preference in 2019 and 2018), respectively — 69 Common stock, $0.01 par value, 450,000,000 shares authorized, 153,531,597 and 133,853,565 shares issued and outstanding in 2019 and 2018, respectively 1,535 1,339 Additional paid-in-capital 2,817,542 2,638,441 Accumulated deficit (147,746) (130,170) Total Stockholders’ Equity 2,671,399 2,509,747 Total Liabilities and Stockholders’ Equity $5,624,409 $5,095,819 16Consolidated Balance Sheets (in thousands - except share data) June 30, 2019 December 31, 2018 Assets: Cash and cash equivalents $116,472 $109,806 Commercial mortgage loans, net (includes $3,638,419 and $3,197,900 pledged as collateral under secured debt arrangements in 2019 and 2018, respectively) 4,206,754 3,878,981 Subordinate loans, net 1,236,990 1,048,612 Other assets 40,072 33,720 Derivative assets 19,502 23,700 Loan proceeds held by servicer 4,619 1,000 Total Assets $5,624,409 $5,095,819 Liabilities and Stockholders' Equity Liabilities: Secured debt arrangements, net (net of deferred financing costs of $18,246 and $17,555 in 2019 and 2018, respectively) $1,783,057 $1,879,522 Convertible senior notes, net 559,619 592,000 Senior secured term loan, net (net of deferred financing costs of $7,333 and $0 in 2019 and 2018, respectively) 490,226 — Derivative liabilities 13,113 — Accounts payable, accrued expenses and other liabilities 96,736 104,746 Payable to related party 10,259 9,804 Total Liabilities 2,953,010 2,586,072 Stockholders’ Equity: Preferred stock, $0.01 par value, 50,000,000 shares authorized: Series B preferred stock, 6,770,393 shares issued and outstanding ($169,260 liquidation preference) 68 68 Series C preferred stock, 0 and 6,900,000 shares issued and outstanding ($0 and $172,500 liquidation preference in 2019 and 2018), respectively — 69 Common stock, $0.01 par value, 450,000,000 shares authorized, 153,531,597 and 133,853,565 shares issued and outstanding in 2019 and 2018, respectively 1,535 1,339 Additional paid-in-capital 2,817,542 2,638,441 Accumulated deficit (147,746) (130,170) Total Stockholders’ Equity 2,671,399 2,509,747 Total Liabilities and Stockholders’ Equity $5,624,409 $5,095,819 16

Consolidated Statements of Operations

(in thousands - except share data and per share data)	Three months ended		Six months ended	
	June 30, 2019	June 30, 2018	June 30, 2019	June 30, 2018
Net interest income:				
Interest income from commercial mortgage loans	$77,458	$65,141	$155,744	$117,255
Interest income from subordinate loans	41,043	34,075	81,882	67,928
Interest expense	(33,511)	(28,437)	(69,806)	(51,177)
Net interest income	**$84,990**	**$70,779**	**$167,820**	**$134,006**
Operating expenses:				
General and administrative expenses (includes equity-based compensation of $4,294 and $8,195 in 2019 and $4,014 and $7,356 in 2018, respectively)	(6,574)	(5,652)	(12,725)	(10,650)
Management fees to related party	(10,259)	(9,013)	(19,872)	(17,105)
Total operating expenses	**($16,833)**	**($14,665)**	**($32,597)**	**($27,755)**
Other income	484	343	1,002	546
Reversal of (Provision for) loan losses and impairments	15,000	(5,000)	15,000	(5,000)
Realized loss on investments	(12,513)	—	(12,513)	—
Foreign currency loss	(7,777)	(29,649)	(883)	(19,524)
Gain on foreign currency forwards (includes unrealized gains (losses) of $10,787 and $(4,198) in 2019 and $24,796 and $15,941 in 2018, respectively)	11,186	33,538	4,466	22,506
Unrealized loss on interest rate swap	(13,113)	—	(13,113)	—
Net income	**$61,424**	**$55,346**	**$129,182**	**$104,779**
Preferred dividends	(4,919)	(6,834)	(11,754)	(13,669)
Net income available to common stockholders	**$56,505**	**$48,512**	**$117,428**	**$91,110**
Net income per basic share of common stock	**$0.38**	**$0.39**	**$0.83**	**$0.78**
Net income per diluted share of common stock	**$0.37**	**$0.39**	**$0.80**	**$0.78**
Basic weighted-average shares of common stock outstanding	145,567,963	123,019,993	140,117,813	116,651,305
Diluted weighted-average shares of common stock outstanding	174,101,234	124,629,317	169,418,177	118,281,153
Dividend declared per share of common stock	**$0.46**	**$0.46**	**$0.92**	**$0.92**

APOLLO | Commercial Real Estate Finance

17

Reconciliation of GAAP Net Income to Operating Earnings[1]

(in thousands - except share and per share data)	Three months ended		Six months ended	
Operating Earnings[1]:	**June 30, 2019**	**June 30, 2018**	**June 30, 2019**	**June 30, 2018**
Net income available to common stockholders	**$56,505**	**$48,512**	**$117,428**	**$91,110**
Adjustments:				
Equity-based compensation expense	4,294	4,014	8,195	7,356
Unrealized loss on interest rate swap	13,113	—	13,113	—
Gain on currency forwards	(11,186)	(33,538)	(4,466)	(22,506)
Foreign currency loss, net	7,777	29,649	883	19,524
Net realized gains (losses) relating to interest income on foreign currency hedges, net[34]	325	148	744	(89)
Net realized gains relating to forward points on foreign currency hedges, net	44	1	2,476	175
Amortization of the convertible senior notes related to equity reclassification	721	1,156	1,630	2,296
(Reversal of) Provision for loan losses and impairments	(15,000)	5,000	(15,000)	5,000
Total adjustments:	**88**	**6,430**	**7,575**	**11,756**
Operating Earnings[1]	**$56,593**	**$54,942**	**$125,003**	**$102,866**
Realized loss on investments	12,513	—	12,513	—
Operating Earnings[1] excluding realized loss on investments	**$69,106**	**$54,942**	**$137,516**	**$102,866**
Weighted-average diluted shares - Operating Earnings[35]				
Weighted-average diluted shares – GAAP	174,101,234	124,629,317	169,418,177	118,281,153
Weighted-average unvested RSUs	1,846,173	—	1,847,860	—
Reversal of hypothetical conversion of the Notes	(28,533,271)	—	(29,300,364)	—
Weighted-average diluted shares - Operating Earnings	**147,414,136**	**124,629,317**	**141,965,673**	**118,281,153**
Operating Earnings[1] Per Share	**$0.38**	**$0.44**	**$0.88**	**$0.87**
Operating Earnings,[1] excluding realized loss on investments, Per Share	**$0.47**	**$0.44**	**$0.97**	**$0.87**

Computation of Share Count for Operating Earnings[1]				
Basic weighted-average shares of common stock outstanding	145,567,963	123,019,993	140,117,813	116,651,305
Weighted-average unvested RSUs	1,846,173	1,609,324	1,847,860	1,629,848
Weighted-average diluted shares - Operating Earnings	**147,414,136**	**124,629,317**	**141,965,673**	**118,281,153**

See footnotes on page 19

APOLLO | Commercial Real Estate Finance

18

Footnotes 1. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see slide 18 for a reconciliation of GAAP net income to Operating Earnings and Operating Earnings excluding realized loss on investments. Beginning with the quarter ended December 31, 2018, we modified our definition of Operating Earnings to include the impact from forward points on our foreign currency hedges, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. In order to conform to the 2018 year end presentation, which incorporates this modification, prior-year Operating Earnings results presented in this presentation have been modified accordingly. Operating Earnings may also be adjusted to exclude certain other non-cash items, as determined by ACREFI Management, LLC, the Company’s external manager (the “Manager”) and approved by a majority of the Company’s independent directors. 2. Assumes exercise of all extension options. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of June 30, 2019 on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Common equity market capitalization represents shares of common stock outstanding times the closing stock price on June 30, 2019. 5. Refer to our 10-Q financials for the calculation of our net income per diluted share of common stock. 6. Invested Net Equity at Cost is the amortized cost of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer. 7. Total secured term loan balance less $7,333 at June 30, 2019 in deferred financing costs. 8. Total debt balance less $18,246 and $17,555 at June 30, 2019 and December 31, 2018, respectively, in deferred financing costs. 9. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders’ equity. 10. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. 11. Book value per share of common stock is total stockholders’ equity divided by shares of common stock outstanding. 12. Reflects LTV as of date loans were originated or acquired. 13. For loans closed prior to Q2 2019. 14. Unfunded loan commitments are primarily funded to finance property improvements or lease-related expenditures by the borrowers. These future commitments are funded over the term of each loan, subject in certain cases to an expiration date. 15. Includes foreign currency appreciation/depreciation, PIK interest, loan loss reserves, and the accretion of loan costs and fees. 16. For loans closed prior to 2019. 17. Conversion to USD on date of repayment/funding. 18. Other includes water park resorts. 19. Amounts and percentages may not foot due to rounding. 20. Weighted-average construction loan % is based on the amortized cost of the loans. 21. Amortized cost for these loans is net of the recorded provisions for loan losses and impairments. 22. Both loans are secured by the same property. 23. Both loans are secured by the same property. 24. Based upon face amount of loans. 25. Maturities reflect the fully funded amounts of the loans. 26. Future funding dates are based upon the Manager’s estimates based upon the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect the Company’s operating results. 27. Unless otherwise noted, represents outstanding principal balance or liquidation preference. 28. Debt balance includes GBP converted to USD using applicable June 30, 2019 spot rate. 29. In connection with the Term Loan B, we entered into a swap to fix LIBOR at 2.12% effectively fixing our all-in coupon at 4.87%. 30. Cash includes loan proceeds held by servicer. 31. Represents amounts approved and undrawn under repurchase facilities. While these amounts were previously contractually approval and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. 32. Subject to availability of qualifying collateral assets and approval of lenders. 33. Any such hypothetical impact on interest rates on the Company’s variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company’s exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company’s financial structure. The analysis incorporates movements in USD LIBOR only. 34. In order to conform to the 2019 presentation of the reconciliation from net income available to common stockholders to Operating Earnings, $0.1 million and ($0.1 million) was reclassified from Foreign currency loss, net for the three and six months ended June 30, 2018, respectively. 35. This reconciliation only applies to the three and six months ended June 30, 2019 because in the reporting period for the three and six months ended June 30, 2018, we used the treasury stock method when determining the potential share dilution from the Notes in the computation of earnings per share. 19Footnotes 1. Operating Earnings is a non-GAAP financial measure that we define as net income available to common stockholders, computed in accordance with GAAP, adjusted for (i) equity-based compensation expense (a portion of which may become cash-based upon final vesting and settlement of awards should the holder elect net share settlement to satisfy income tax withholding), (ii) any unrealized gains or losses or other non-cash items included in net income available to common stockholders, (iii) unrealized income from unconsolidated joint ventures, (iv) foreign currency gains (losses), other than (a) realized gains/(losses) related to interest income, and (b) forward point gains/(losses) realized on our foreign currency hedges, (v) the non-cash amortization expense related to the reclassification of a portion of the convertible senior notes to stockholders’ equity in accordance with GAAP, and (vi) provision for loan losses and impairments. Please see slide 18 for a reconciliation of GAAP net income to Operating Earnings and Operating Earnings excluding realized loss on investments. Beginning with the quarter ended December 31, 2018, we modified our definition of Operating Earnings to include the impact from forward points on our foreign currency hedges, which reflect the interest rate differentials between the applicable base rate for our foreign currency investments and USD LIBOR. In order to conform to the 2018 year end presentation, which incorporates this modification, prior-year Operating Earnings results presented in this presentation have been modified accordingly. Operating Earnings may also be adjusted to exclude certain other non-cash items, as determined by ACREFI Management, LLC, the Company’s external manager (the “Manager”) and approved by a majority of the Company’s independent directors. 2. Assumes exercise of all extension options. 3. Weighted Average Unlevered All-in Yield on the loan portfolio is based on the applicable benchmark rates as of June 30, 2019 on the floating rate loans and includes accrual of origination, extension, and exit fees. For non-US deals, yield excludes incremental forward points impact from currency hedging. 4. Common equity market capitalization represents shares of common stock outstanding times the closing stock price on June 30, 2019. 5. Refer to our 10-Q financials for the calculation of our net income per diluted share of common stock. 6. Invested Net Equity at Cost is the amortized cost of loans less principal balance of secured debt arrangements; does not include debt secured by proceeds held by servicer. 7. Total secured term loan balance less $7,333 at June 30, 2019 in deferred financing costs. 8. Total debt balance less $18,246 and $17,555 at June 30, 2019 and December 31, 2018, respectively, in deferred financing costs. 9. Represents total debt, less cash and loan proceeds held by servicer divided by total stockholders’ equity. 10. Fixed charge coverage is EBITDA divided by interest expense and preferred stock dividends. 11. Book value per share of common stock is total stockholders’ equity divided by shares of common stock outstanding. 12. Reflects LTV as of date loans were originated or acquired. 13. For loans closed prior to Q2 2019. 14. Unfunded loan commitments are primarily funded to finance property improvements or lease-related expenditures by the borrowers. These future commitments are funded over the term of each loan, subject in certain cases to an expiration date. 15. Includes foreign currency appreciation/depreciation, PIK interest, loan loss reserves, and the accretion of loan costs and fees. 16. For loans closed prior to 2019. 17. Conversion to USD on date of repayment/funding. 18. Other includes water park resorts. 19. Amounts and percentages may not foot due to rounding. 20. Weighted-average construction loan % is based on the amortized cost of the loans. 21. Amortized cost for these loans is net of the recorded provisions for loan losses and impairments. 22. Both loans are secured by the same property. 23. Both loans are secured by the same property. 24. Based upon face amount of loans. 25. Maturities reflect the fully funded amounts of the loans. 26. Future funding dates are based upon the Manager’s estimates based upon the best information available to the Manager at the time. There is no assurance that the payments will occur in accordance with these estimates or at all, which could affect the Company’s operating results. 27. Unless otherwise noted, represents outstanding principal balance or liquidation preference. 28. Debt balance includes GBP converted to USD using applicable June 30, 2019 spot rate. 29. In connection with the Term Loan B, we entered into a swap to fix LIBOR at 2.12% effectively fixing our all-in coupon at 4.87%. 30. Cash includes loan proceeds held by servicer. 31. Represents amounts approved and undrawn under repurchase facilities. While these amounts were previously contractually approval and/or drawn, in certain cases, the lender’s consent is required for us to (re)borrow these amounts. 32. Subject to availability of qualifying collateral assets and approval of lenders. 33. Any such hypothetical impact on interest rates on the Company’s variable rate borrowings does not consider the effect of any change in overall economic activity that could occur in a rising interest rate environment. Further, in the event of a change in interest rates of that magnitude, the Company may take actions to further mitigate the Company’s exposure to such a change. However, due to the uncertainty of the specific actions that would be taken and their possible effects, this analysis assumes no changes in the Company’s financial structure. The analysis incorporates movements in USD LIBOR only. 34. In order to conform to the 2019 presentation of the reconciliation from net income available to common stockholders to Operating Earnings, $0.1 million and ($0.1 million) was reclassified from Foreign currency loss, net for the three and six months ended June 30, 2018, respectively. 35. This reconciliation only applies to the three and six months ended June 30, 2019 because in the reporting period for the three and six months ended June 30, 2018, we used the treasury stock method when determining the potential share dilution from the Notes in the computation of earnings per share. 19